SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2003

PACIFICARE HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-21949 (Commission File Number)	95-4591529 (IRS Employer Identification Number)

5995 Plaza Drive, Cypress, California 90630-5028
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (714) 952-1121

___________________________

ITEM 5. OTHER EVENTS.
SIGNATURE

ITEM 5. OTHER EVENTS.

     Effective June 30, 2003, Sanford M. Litvack resigned from the Board of Directors of PacifiCare Health Systems, Inc. (the “Company”). The Company’s Board of Directors will appoint a director to fill the vacancy created by Mr. Litvack’s resignation once a suitable candidate is identified.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACIFICARE HEALTH SYSTEMS, INC.

Dated: July 10, 2003	By:	/s/ Gregory W. Scott

Gregory W. Scott Executive Vice President and Chief Financial Officer (Principal Financial Officer)